Exhibit 23.01
Consent of Independent Registered Public Accounting Firm
We consent to the incorporation by reference in the following Registration Statements:
(1)Registration Statements (Form S-8 Nos. 333-121170, 333-130453, 333-148112, and 333-156205) pertaining to the Intuit Inc. 2005 Equity Incentive Plan,
(2)Registration Statements (Form S-8 Nos. 333-139452 and 333-163728) pertaining to the Intuit Inc. 2005 Equity Incentive Plan and Intuit Inc. Employee Stock Purchase Plan,
(3)Registration Statements (Form S-8 Nos. 333-171768, 333-193551, 333-215639, 333-263216, and 333-277279) pertaining to the Intuit Inc. Amended and Restated 2005 Equity Incentive Plan,
(4)Registration Statements (Form S-8 Nos. 333-179110 and 333-201671) pertaining to the Intuit Inc. Employee Stock Purchase Plan,
(5)Registration Statement (Form S-8 No. 333-161044) pertaining to the PayCycle, Inc. 1999 Equity Incentive Plan,
(6)Registration Statement (Form S-8 No. 333-163145) pertaining to the Mint Software Inc. Third Amended and Restated 2006 Stock Plan,
(7)Registration Statement (Form S-8 No. 333-181732) pertaining to the Demandforce, Inc. 2007 Equity Incentive Plan,
(8)Registration Statement (Form S-8 No. 333-193184) pertaining to the Docstoc Inc. 2007 Stock Plan,
(9)Registration Statement (Form S-8 No. 333-197082) pertaining to the Check Inc. Second Restated 2007 Stock Option Incentive Plan and Netgate Software Ltd. Israeli Sub-Plan to the Check Inc. Second Restated 2007 Stock Option Incentive Plan,
(10)Registration Statement (Form S-8 No. 333-201426) pertaining to the Acrede Technology Group Holdings Limited 2014 Equity Incentive Plan,
(11)Registration Statement (Form S-8 No. 333-202214) pertaining to the Porticor Ltd. 2015 Incentive Plan,
(12)Registration Statement (Form S-8 No. 333-251096) pertaining to the Credit Karma, Inc. 2015 Equity Incentive Plan,
(13)Registration Statements (Form S-3 Nos. 333-50417, 333-63739, 333-54610, 333-192130, 333-239397, and 333-274330) of Intuit Inc.,
(14)Registration Statements (Form S-4 Nos. 333-71097 and 333-237944) of Intuit Inc., and
(15)Registration Statement (Form S-8 No. 333-269954) pertaining to the Intuit Inc. Amended and Restated Employee Stock Purchase Plan;

of our report dated September 3, 2025 (except for Note 1, 6, 14 and 15, as to which the date is November 20, 2025), with respect to the consolidated financial statements and schedule of Intuit Inc. included in this Current Report (Form 8-K).

/s/ Ernst & Young LLP

San Jose, California
November 20, 2025